SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 20, 2009

Wal-Mart Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 Southwest 8th Street

Bentonville, Arkansas 72716-0215

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Wal-Mart Stores, Inc. (the “Company”) and Banc of America Securities LLC, Citigroup Global Markets Inc., Goldman, Sachs & Co., UBS Securities LLC and the other several underwriters named in Schedule I to the Pricing Agreement (as defined below) (the “Underwriters”), have entered into a Pricing Agreement, dated July 20, 2009 (the “Pricing Agreement”), pursuant to which, subject to the satisfaction of the conditions set forth therein, the Company has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Company, $500,000,000 aggregate principal amount of the Company’s 6.200% Notes Due 2038 (the “Notes”). The Pricing Agreement incorporates by reference the terms and conditions of an Underwriting Agreement, dated July 20, 2009 (the “Underwriting Agreement”), between the Company, and as to the issuance and sale of the Notes, the Underwriters.

The Company and the Underwriters expect to consummate the sale and purchase of the Notes pursuant to the Pricing Agreement on July 27, 2009. The Notes will be sold to the public at an issue price of 106.001% of the aggregate principal amount thereof ($530,005,000 in proceeds before underwriting commissions and transaction expenses). The net proceeds to the Company from the sale of the Notes, after the underwriting discount, but before transaction expenses of the sale of the Notes, will be $525,630,000. In addition to the net proceeds from the sale of the Notes as described above, the Company will be paid pre-issuance accrued interest on the Notes in the aggregate amount of $8,783,333.33 from and including April 15, 2009 to but excluding July 27, 2009.

The Notes will form part of the Company’s existing series of 6.200% Notes Due 2038 (the “2038 Series”). The terms of the Notes, other than their issue date and public offering price, will be identical to the terms of the $1,500,000,000 aggregate principal amount of notes of the 2038 Series offered and sold by the Company by means of its prospectus supplement dated April 8, 2008 and the accompanying prospectus dated December 21, 2005. The Notes will have the same CUSIP, ISIN and Common Code numbers as the other notes of the 2038 Series. Upon settlement with respect to the Notes, the Notes will trade interchangeably with the other notes of the 2038 Series. After the consummation of the offer and sale of the Notes, the aggregate principal amount of all of the notes of the 2038 Series will be $2,000,000,000.

The Notes will be senior unsecured debt securities of the Company and will rank equally with all of the other senior, unsecured debt obligations of the Company. The 2038 Series was created and established, and its terms and conditions were established, by action of the Company and an authorized officer of the Company pursuant to, and in accordance with, the terms of the Indenture, dated as of July 19, 2005, as supplemented (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The terms of the Notes are as set forth in the Indenture and in the form of the Global Note (referred to below) that will represent the Notes.

The material terms of the Notes are described in the prospectus supplement of the Company dated July 20, 2009, which relates to the offer and sale of the Notes (the “Prospectus Supplement”), and the Company’s prospectus dated January 14, 2009, which prospectus relates to the offer and sale from time to time of an indeterminate amount of the Company’s debt securities (the “Prospectus”). The Prospectus Supplement, together with the Prospectus, was filed by the Company with the Securities and Exchange Commission (the “Commission”) on July 22, 2009 pursuant to Rule 424(b)(2) under the U.S. Securities Act of 1933, as amended (the “Securities Act”), in connection with the offer and sale of the Notes. A Final Term Sheet, dated July 20, 2009, relating to the Notes was filed with the Commission pursuant to Rule 433 under the Securities Act on July 20, 2009.

The Notes will be delivered in book-entry form only. The Notes will be represented by a single global note, in the principal amount of $500,000,000 (the “Global Note”). The Global Note will be payable to Cede & Co., as nominee of The Depository Trust Company. The Global Note will be executed by the Company and authenticated by the Trustee in accordance with the Indenture.

Filed as exhibits to this Current Report on Form 8-K are (i) the Pricing Agreement, (ii) the Underwriting Agreement, (iii) the Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 6.200% Notes Due 2038, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2038 Series in accordance with the Indenture, (iv) the form of the Global Note, and (v) the opinion of Andrews Kurth LLP, counsel to the Company, regarding the legality of the Notes.

The Company is offering and selling the Notes under the Company’s Registration Statement on Form S-3 (File No. 333-156724), which registration statement relates to the offer and sale on a delayed basis from time to time of an indeterminate amount of the Company’s debt securities. This Current Report on Form 8-K is being filed in connection with the offer and sale of the Notes as described herein and to file with the Commission in connection with the Registration Statement the documents and instruments attached hereto as exhibits.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

1(a)	Pricing Agreement, dated July 20, 2009, between the Company and the Underwriters

1(b)	Underwriting Agreement, dated July 20, 2009, between the Company and, as to the issuance and sale of the Notes, the Underwriters

4(a)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 6.200% Notes Due 2038 of the Company

4(b)	Form of Global Note representing the Notes expected to be sold on July 27, 2009

5	Legality Opinion of Andrews Kurth LLP, counsel to the Company, dated July 24, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 24, 2009

WAL-MART STORES, INC.

By:	/s/ Charles M. Holley, Jr.
	Name:	Charles M. Holley, Jr.
	Title:	Executive Vice President, Finance and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

(c)	Exhibits

1(a)	Pricing Agreement, dated July 20, 2009, between the Company and the Underwriters

1(b)	Underwriting Agreement, dated July 20, 2009, between the Company and, as to the issuance and sale of the Notes, the Underwriters

4(a)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 6.200% Notes Due 2038 of the Company

4(b)	Form of Global Note representing the Notes expected to be sold on July 27, 2009

5	Legality Opinion of Andrews Kurth LLP, counsel to the Company, dated July 24, 2009